THE AL FRANK FUND

Summary Prospectus

April 30, 2010

Ticker Symbol:
Investor Class	VALUX
Advisor Class	VALAX

Before you invest, you may want to review The Al Frank Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 30, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://www.alfrankfunds.com/mutual_funds/how_to_invest/.  You can also get this information at no cost by calling 888.263.6443 or by sending an e-mail request to compliance@alfrank.com.

Investment Objective
The investment objective of The Al Frank Fund is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
	Investor Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Advisor Class
Management Fee	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses	1.67%	1.42%
Less: Fee Waiver and/or Expense Reimbursement	-0.18%	-0.18%
Net Annual Fund Operating Expenses(1)	1.49%	1.24%
(1)
Al Frank Asset Management, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fees and/or pay Fund expenses of the Al Frank Fund to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 1.49% of the average daily net assets of the Investor Class and 1.24% of the average daily net assets of the Advisor Class.  The expense limitation will remain in effect through at least April 30, 2011, and may be terminated only by the Trust’s Board of Trustees (the “Board”).

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$152	$509	$890	$1,961
Advisor Class	$126	$432	$759	$1,686

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.43% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Advisor selects equity securities that it believes are out of favor and undervalued.  The Advisor then attempts to purchase the securities and hold them until it believes that the securities have reached their fair value.

The Advisor selects equity securities consisting of common stocks and securities having the characteristics of common stocks, such as preferred stocks, convertible securities, rights and warrants.  The Fund may invest in securities of foreign issuers (“foreign securities”), provided that they are publicly traded in the United States, including in American Depositary Receipts.  The Advisor screens a universe of more than 6,000 stocks in order to identify those with low price-to-earnings ratios, price-to-book values, and price-to-revenues ratios relative to its historical norms, its industry peers or the overall market.   The Advisor utilizes these and other fundamental valuation metrics as well as its assessments of a company’s long-term growth prospects and risk characteristics, in order to establish a target price for each stock. The target price represents the price at which the Advisor believes the stock is fairly valued.  Those stocks with significant appreciation potential relative to these target prices become available for selection.  The Advisor employs a go-anywhere style focused on uncovering undervalued stocks independent of market capitalization.  The Fund’s portfolio is expected to hold both dividend and non-dividend paying stocks and seeks broad market diversification via exposure to a significant number of major market sectors and industry groups.

The Advisor may sell positions as they reach or approach their target prices, if a lower target price results from a reassessment of earnings or valuation multiples, or if a more attractive stock is identified.

To earn additional income, the Fund, through its agent, may lend its portfolio securities to broker-dealers amounting to no more than 33 1/3% of the total assets of the Fund (including any collateral posted) or 50% of the total assets of the Fund (excluding any collateral posted).  When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the value of the loaned securities.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Management risk – The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks, particularly in volatile stock markets.

•	Market risk – The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.
•
Small- and medium-sized companies risk – Small- and medium-sized companies may be more vulnerable to adverse business or economic events than stocks of larger companies.  These stocks present greater risks than securities of larger, more diversified companies.

•
Equity risk – The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•
Securities lending risk – There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

•
Value style investing risk - The Advisor follows an investing style that favors value investments.  The value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.

•
Foreign securities risk - The Fund may also invest in foreign securities which are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

If you are looking for current income or short-term market gain, you should not invest in the Fund as it is designed for long-term investing.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance, as well as an index that reflects the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.alfrankfunds.com or by calling the Fund toll-free at 888.263.6443.

Al Frank Fund – Investor Class
Calendar Year Total Returns as of 12/31

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 30.95% for the quarter ended June 30, 2003, and the lowest quarterly return was -27.79% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2009

Al Frank Fund – Investor Class	1 Year	5 Years	10 Years	Since Inception(1)
Return Before Taxes	35.02%	-0.63%	7.45%	9.55%
Return After Taxes on Distributions	34.89%	-1.12%	7.02%	9.18%
Return After Taxes on Distributions and Sale of Fund Shares	22.94%	-0.44%	6.56%	8.56%
Al Frank Fund – Advisor Class
Return Before Taxes	35.36%	-0.42%	7.56%	9.64%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%	2.89%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	-0.20%	3.24%
(1)
Investor Class Shares commenced operations on January 2, 1998; Advisor Class Shares commenced operations on April 30, 2006.  Performance shown prior to the inception of the Advisor Class reflects the performance of the Investor Class and includes expenses that are not applicable to and are higher than those of the Advisor Class.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The return after taxes on distributions and sale of fund shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser:  Al Frank Asset Management, Inc. is the investment advisor of the Fund.

Portfolio Manager:  Mr. John Buckingham, Chief Investment Officer of the Advisor, is the portfolio manager of the Fund and has been portfolio manager since the Fund’s inception.  He is supported by a team of researchers.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (The Al Frank Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 888.263.6443, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular Accounts and Individual Retirement Accounts (“IRAs”)	$1,000	$100
Advisor Class
Regular Accounts and IRAs	$100,000	$100

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.